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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                                -----------------


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: August 15, 2002
                               ------------------
                        (DATE OF EARLIEST EVENT REPORTED)


                           SRI/SURGICAL EXPRESS, INC.
             (Exact name of Registrant as specified in its Charter)


            Florida                    000-20997                 59-3252632
     (State or other juris-         (Commission File        (I. R. S. Employer
    diction of incorporation)           Number)              Identification No.)


                              12425 Racetrack Road
                              Tampa, Florida 33626
                    (Address of Principal Executive Offices)


                                 (813) 891-9550
              (Registrant's Telephone Number, including area code)

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Item 5. Other Events.

     On August 15, 2002, the Company issued a press release announcing the retirement of Richard T. Isel as Chairman, Chief Executive Officer, and a director of the Company. The Company also appointed N. John Simmons, a current director, as its Chairman and promoted Charles L. Pope to Chief Financial Officer. A copy of this press release is attached as Exhibit 99.1 and incorporated by reference in this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c)   Exhibits.

           99.1   Press Release dated as of August 15, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SRI/SURGICAL EXPRESS, INC.
                                           (Registrant)


Dated: August 15, 2002                     /s/ Charles L. Pope
                                           ----------------------------------
                                           Charles L. Pope
                                           Chief Financial Officer